Exhibit (a) (xxv)

SUNAMERICA FOCUSED SERIES, INC.

ARTICLES SUPPLEMENTARY

SUNAMERICA FOCUSED SERIES, INC., a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (the “SDAT”) that:

FIRST: (a) Pursuant to the authority vested in the Board of Directors (“Board of Directors”) of the Corporation by the Maryland General Corporation Law (“MGCL”) and the charter (“Charter”) of the Corporation, the Board of Directors adopted resolutions classifying and designating 25,000,000 authorized but unissued shares of the Corporation’s undesignated Common Stock, par value $.0001 per share (the “Common Stock”), as Class I shares (the “Class I Shares”) of Focused Growth and Income Portfolio. Accordingly, the Corporation hereby is authorized to issue 25,000,000 Class I Shares of Focused Growth and Income Portfolio.

(b) Except as otherwise provided herein, the Class I Shares of Focused Growth and Income Portfolio shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of a class of the Focused Growth and Income Portfolio as set forth in the Charter.

SECOND: (a) The Class I Shares of Focused Growth and Income Portfolio may be issued and sold subject to such sales loads or charges, whether initial, deferred or contingent, or any combination thereof, as the Board of Directors may from time to time establish in accordance with the 1940 Act and the Rules of Fair Practice adopted by the Financial Industry Regulatory Authority, Inc., or any successor organization.

(b) Liabilities which are determined by or under the supervision of the Board of Directors to be attributable to the Class I Shares of Focused Growth and Income Portfolio may be charged to that class and appropriately reflected in the net asset value of, or dividends payable on, the Class I Shares of Focused Growth and Income Portfolio.

(c) The Class I Shares of Focused Growth and Income Portfolio may have such different exchange rights as the Board of Directors shall provide in compliance with the 1940 Act.

THIRD: Immediately before these Articles Supplementary are accepted for record by the SDAT, the aggregate number of authorized shares of Common Stock is 3,000,000,000, of which 1,000,000,000 are shares of Common Stock without further classification or designation and 2,000,000,000 are shares of Common Stock classified and designated as follows:

SERIES AND CLASS	NUMBER OF SHARES

Focused Growth Portfolio:
Class A shares	50,000,000
Class B shares	50,000,000
Class C shares	50,000,000
Class Z shares	50,000,000

Focused International Equity Portfolio:
Class A shares	50,000,000
Class B shares	25,000,000
Class C shares	25,000,000

Focused Small-Cap Value Portfolio:
Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class Z shares	25,000,000

Focused Large-Cap Value Portfolio:
Class A shares	50,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class Z shares	25,000,000

Focused Technology Portfolio:
Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class Z shares	25,000,000

Focused Small-Cap Growth Portfolio:
Class A shares	50,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class I shares	25,000,000

Focused Growth and Income Portfolio:
Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class Z shares	25,000,000

Focused Large-Cap Growth Portfolio:
Class A shares	50,000,000
Class B shares	50,000,000
Class C shares	50,000,000
Class Z shares	50,000,000

Focused Value Portfolio:
Class A shares	50,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class I shares	25,000,000

Focused Equity Strategy Portfolio:
Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class I shares	25,000,000

Focused Multi-Asset Strategy Portfolio:
Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class I shares	25,000,000

Focused Balanced Strategy Portfolio:
Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class I shares	25,000,000

Focused Fixed Income and Equity Strategy Portfolio:
Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class I shares	25,000,000

Focused Fixed Income Strategy Portfolio:
Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class I shares	25,000,000

Focused Dividend Strategy Portfolio:
Class A shares	50,000,000
Class B shares	25,000,000
Class C shares	25,000,000

Focused Mid-Cap Value Portfolio:
Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000

Focused Mid-Cap Growth Portfolio:
Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000

Focused StarALPHA Portfolio
Class A shares	50,000,000
Class C shares	25,000,000

FOURTH: Immediately after these Articles Supplementary are accepted for record by the SDAT, the aggregate number of authorized shares of Common Stock is 3,000,000,000, of which 975,000,000 are shares of Common Stock without further classification or designation and 2,025,000,000 are shares of Common Stock classified and designated as follows:

SERIES AND CLASS	NUMBER OF SHARES

Focused Growth Portfolio:
Class A shares	50,000,000
Class B shares	50,000,000
Class C shares	50,000,000
Class Z shares	50,000,000

Focused International Equity Portfolio:
Class A shares	50,000,000
Class B shares	25,000,000
Class C shares	25,000,000

Focused Small-Cap Value Portfolio:
Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class Z shares	25,000,000

Focused Large-Cap Value Portfolio:
Class A shares	50,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class Z shares	25,000,000

Focused Technology Portfolio:
Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class Z shares	25,000,000

Focused Small-Cap Growth Portfolio:
Class A shares	50,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class I shares	25,000,000

Focused Growth and Income Portfolio:
Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class I shares	25,000,000
Class Z shares	25,000,000

Focused Large-Cap Growth Portfolio:
Class A shares	50,000,000
Class B shares	50,000,000
Class C shares	50,000,000
Class Z shares	50,000,000

Focused Value Portfolio:
Class A shares	50,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class I shares	25,000,000

Focused Equity Strategy Portfolio:
Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class I shares	25,000,000

Focused Multi-Asset Strategy Portfolio:
Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class I shares	25,000,000

Focused Balanced Strategy Portfolio:
Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class I shares	25,000,000

Focused Fixed Income and Equity Strategy Portfolio:
Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class I shares	25,000,000

Focused Fixed Income Strategy Portfolio:
Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class I shares	25,000,000

Focused Dividend Strategy Portfolio:
Class A shares	50,000,000
Class B shares	25,000,000
Class C shares	25,000,000

Focused Mid-Cap Value Portfolio:
Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000

Focused Mid-Cap Growth Portfolio:
Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000

Focused StarALPHA Portfolio
Class A shares	50,000,000
Class C shares	25,000,000

FIFTH: The aggregate number of authorized shares of stock of the Corporation is unchanged by these Articles Supplementary.

SIXTH: The shares of the Focused Growth and Income Portfolio have been classified and designated by the Board of Directors pursuant to authority and power expressly vested in the Board of Directors of the Corporation by Article SIXTH of the Charter.

SEVENTH: These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.

EIGHTH: The undersigned President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be executed under seal in its name and on its behalf by its President and attested to by its Assistant Secretary on this 24th day of June 2009.

ATTEST:	SUNAMERICA FOCUSED SERIES, INC.

/s/ John E. McLean	/s/ John T. Genoy
John E. McLean	John T. Genoy
Assistant Secretary	President